                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-6369

                   Van Kampen Florida Quality Municipal Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 10/31/03
                        -----------

Date of reporting period: 04/30/03
                         -----------

Item 1.  Report to Shareholders

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2003)

------------------------------
NYSE Ticker Symbol - VFM
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                    10.87%
-----------------------------------------------------------------------
One-year total return(1)                                     13.93%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      5.64%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.13%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.00%
-----------------------------------------------------------------------
Commencement date                                           09/27/91
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.00%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.77%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.20%
-----------------------------------------------------------------------
Net asset value                                              $17.06
-----------------------------------------------------------------------
Closing common share market price                            $15.40
-----------------------------------------------------------------------
Six-month high common share market price (04/02/03)          $15.50
-----------------------------------------------------------------------
Six-month low common share market price (11/21/02)           $14.51
-----------------------------------------------------------------------


              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 38.6% federal income tax rate effective for the calendar year 2003.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose your money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2003
AAA/Aaa...........................  77.6%
AA/Aa.............................  10.3%
A/A...............................   9.3%
BBB/Baa...........................   2.2%
Non-Rated.........................   0.6%

TOP FIVE SECTORS

(as a percentage of long-term investments)


As of April 30, 2003
Public Education..................  24.7%
General Purpose...................  12.5%
Water & Sewer.....................  12.4%
Health Care.......................   9.8%
Public Building...................   9.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--April 1993 through April 2003)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
4/93                                                                      16.7800                            16.5000
6/93                                                                      17.0300                            16.6250
                                                                          17.6100                            17.6250
                                                                          17.5500                            17.6250
                                                                          16.2600                            15.7500
6/94                                                                      16.1500                            16.1250
                                                                          15.9400                            14.3750
                                                                          15.3000                            14.5000
                                                                          16.2700                            15.5000
6/95                                                                      16.5100                            16.1250
                                                                          16.6900                            16.1250
                                                                          17.2800                            17.0000
                                                                          16.6300                            16.7500
6/96                                                                      16.4000                            16.0000
                                                                          16.5500                            16.6250
                                                                          16.8000                            17.0000
                                                                          16.4500                            16.7500
6/97                                                                      16.7200                            17.2500
                                                                          16.9400                            16.8750
                                                                          17.1300                            17.0000
                                                                          17.0400                            16.5625
6/98                                                                      17.0400                            17.0000
                                                                          17.2900                            17.1875
                                                                          17.1100                            18.0000
                                                                          16.9400                            17.0000
6/99                                                                      16.3300                            16.1875
                                                                          15.9400                            14.3125
                                                                          15.3700                            13.5625
                                                                          15.6600                            13.4375
6/00                                                                      15.6900                            13.3125
                                                                          15.8900                            14.0000
                                                                          16.6500                            13.9375
                                                                          16.7400                            14.5000
6/01                                                                      16.5100                            14.3500
                                                                          16.8600                            14.5800
                                                                          16.1600                            14.8100
                                                                          16.0600                            14.1500
6/02                                                                      16.6200                            14.9000
                                                                          17.5300                            15.6500
                                                                          16.8400                            14.9000
                                                                          16.8500                            15.3400
4/03                                                                      17.0600                            15.4000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM FOR VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2003. TOM BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment over the past six
months has been defined by two major themes. The first of these was the level of interest rates. The period began with interest rates at levels not seen in over three decades and, surprisingly for many, ended with rates slightly lower. The Federal Reserve Board (the Fed) helped keep rates low with a widely anticipated rate cut in November, driven by economic uncertainty and geopolitical risk. The low level of rates led to a boom in issuance by municipalities seeking to lock in low financing costs. As a result, issuance reached a record level of $354 billion in 2002 and continued to be exceptional in the first quarter of 2003.

    The other theme in the market during the period was the relative attractiveness of municipal bonds, which produced enough demand to absorb the record issuance. Investors, wary of volatility in the equity market and in the geopolitical arena, flocked to perceived safe haven investments. Their risk aversion counteracted growing expectations for economic recovery and rising interest rates and was a key factor in keeping interest rates at historically low levels. In their ongoing preference for low-risk assets, investors bid Treasury prices up to such high levels that municipal bonds became as attractively valued as they have ever been relative to Treasuries. Insurance companies also moved heavily into municipal bonds as their mainstay corporate bond holdings became less attractive. At the same time, issuers recognized investor concerns over economic weakness by insuring roughly 50 percent of all issuance. This credit enhancement made municipal bonds even more attractive to risk-averse investors.

    While lower financing costs were a boon to municipal issuers, the continuing weakness in the economy had a negative impact on municipal credit quality, particularly in the first quarter of 2003. Moody's upgrades barely exceeded the number of downgrades in the first quarter with credit quality facing continued pressure from rising social service costs and weak national and regional economic conditions. As a result, many municipalities face enormous deficits in 2003, when their combined shortfall is expected to reach $90 billion.

    Performance along the yield curve was varied. The Fed's November rate cut fueled a rally in short-term bonds that helped pull yields lower at the front end of the curve. Despite that rally, the best performing segment of the curve was the long-intermediate portion where performance was largely driven by buying activity among institutional investors drawn to the bonds' attractive total return potential.

    The Florida economy appeared to be on the path to recovery during the period. The state's reliance on tourism revenues meant that it was especially hard hit by the drop in travel after the tragic events of September 11, 2001. Tax revenues rose in both fiscal 2002 and 2003, however, and the state is now among the most stable of all. In fact, the state government has even managed to escape dipping into its stabilization fund, a feat most states would envy.

    The trust's monthly dividend of $0.0770 per share translated to a distribution rate of 6.00 percent based on the trust's closing common share market price on April 30, 2003. Based on these figures, investors would have to earn a distribution rate of 9.77 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ended April 30, 2003, the trust produced a total return of 10.87 percent based on common share market price. By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 3.85 percent for the same period. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Florida Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional information, please refer to the performance summary section.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   While interest rates fell somewhat
during the period, they remained largely confined to a relatively tight trading range at historically low levels. Consequently, there were fewer compelling opportunities for reinvesting the proceeds of sales from the portfolio than we've seen in some time. This kept the portfolio's turnover relatively low and helped to protect the trust's dividend by limiting the likelihood of having to reinvest in lower-yielding securities.

    Overall, our focus over the period was attempting to position the portfolio to perform well in the event of rising interest rates, while also maintaining an attractive yield. One of our primary methods for doing this was to purchase premium bonds with maturities of between 15 and 20 years, whose interest rate volatility is more closely related to the 10-year call feature. Our quantitative analysis showed that this segment of the yield curve offered the optimal combination of total return potential and downside protection.

    The portfolio also enjoyed the fruits of a long-running strategy during the period. Several years ago we purchased some securities that were at the time deeply discounted, with coupons well below the market rate. They were so out of favor at the time that we were able to purchase them at extremely attractive prices. As interest rates have fallen over the intervening years, however, the bonds have come closer and closer to current coupons. Their falling yields have given the portfolio a substantial boost in terms of price performance. Once the bonds met their performance objectives, we sold them into strong retail demand and reinvested the proceeds into premium intermediate and other securities with better total return prospects.

    We followed a similar relative-value strategy with other holdings as well. The portfolio entered the period with a position in Hillsborough County bonds, which are tied to an electric power project. The bond appreciated over the course of the period and eventually reached--and exceeded--our price target. We sold the issue in order to capture those profits and put the resulting cash to work elsewhere.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          MUNICIPAL BONDS  144.3%
          FLORIDA  138.6%
$1,000    Bay Cnty, FL Sch Brd Ctf Partn (Prerefunded
          @ 07/01/04) (AMBAC Insd).................... 6.750%   07/01/12  $  1,085,130
 1,000    Brevard Cnty, FL Util Rev Rfdg (FGIC
          Insd)....................................... 5.250    03/01/14     1,120,270
 1,000    Broward Cnty, FL Hsg Fin Auth Multi-Family
          Hsg Rev Pembroke Pk Apts Proj............... 5.650    10/01/28     1,020,820
 1,000    Broward Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)....................................... 5.000    07/01/22     1,045,960
 2,500    Broward Cnty, FL Wtr & Swr Util Rfdg (MBIA
          Insd)....................................... 5.000    10/01/21     2,646,725
 1,000    Canaveral, FL Port Auth Rev Port Impt Ser B
          Rfdg (FGIC Insd)............................ 5.000    06/01/17     1,080,660
   750    Cocoa, FL Wtr & Swr Rev Impt (Prerefunded @
          10/01/07) (FGIC Insd)....................... 5.875    10/01/26       873,817
 1,500    Collier Cnty FL Sch Brd Ctf (FSA Insd)...... 5.375    02/15/17     1,661,490
 1,470    Collier Cnty, FL Sch Brd Ctf Master Lease
          Pgm Ser B Rfdg (FSA Insd)................... 5.000    02/15/09     1,640,152
   750    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
          Univ of Miami Ser B (MBIA Insd)............. 5.750    04/01/20       833,047
 1,075    Dade Cnty, FL Sch Brd Ctf Partn Ser B
          (Prerefunded @ 08/01/06) (AMBAC Insd)....... 5.700    08/01/16     1,220,576
 1,135    Dade Cnty, FL Spl Oblig Cap Apprec Bd Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)..   *      10/01/28       283,455
   500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)....................................... 5.250    10/01/26       526,775
 1,000    Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)....................................... 5.000    10/01/13     1,034,220
 2,640    Daytona Beach, FL Util Sys Rev Ser D Rfdg
          (FSA Insd).................................. 5.250    11/15/16     2,936,102
 1,250    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20     1,370,175

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          FLORIDA (CONTINUED)
$  500    Escambia Cnty, FL Hlth Fac Auth Rev Baptist
          Hosp & Baptist Manor Rfdg (Prerefunded @
          10/01/03)................................... 6.750%   10/01/14  $    516,030
 1,290    Escambia Cnty, FL Tourist Dev Rev Rfdg (MBIA
          Insd)....................................... 5.000    10/01/18     1,384,609
 1,155    Florida Hsg Fin Agy Homeownership Mtg....... 8.595    11/01/18     1,259,158
 1,000    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
          J-1 (AMBAC Insd)............................ 5.350    07/01/27     1,028,820
   865    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
          (FSA Insd).................................. 6.250    07/01/22       936,302
 1,000    Florida Hsg Fin Corp Rev Hsg Wentworth II
          Apts Ser A (AMBAC Insd)..................... 5.375    11/01/29     1,035,150
   960    Florida Muni Ln Council Rev Ser A (MBIA
          Insd)....................................... 5.250    11/01/17     1,057,373
 1,080    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)....................................... 5.750    11/01/13     1,250,392
   615    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)....................................... 5.750    11/01/15       710,442
 1,500    Florida Muni Ln Council Rev Ser B (MBIA
          Insd)....................................... 5.750    11/01/29     1,685,145
 5,125    Florida Ports Fin Comm Rev St Trans Tr Fd
          Intermodal Pgm (FGIC Insd).................. 5.500    10/01/29     5,348,655
 9,775    Florida St Brd of Ed Cap Outlay Pub Ed Ser D
          Rfdg (a).................................... 5.750    06/01/22    11,005,086
 1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)....................................... 5.250    07/01/17     1,641,900
 3,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
          Insd)....................................... 5.500    07/01/17     3,922,870
   410    Florida St Brd of Regt Hsg Rev (MBIA
          Insd)....................................... 5.750    07/01/14       472,660
 2,735    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
          Insd)....................................... 5.500    07/01/28     2,974,176
 2,360    Florida St Correctional Privatization Commn
          Ctf Partn (MBIA Insd)....................... 5.375    08/01/15     2,646,386
 1,450    Florida St Dept Environmental FL Forever Ser
          A (MBIA Insd)............................... 5.375    07/01/17     1,624,246
 1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Preservtn 2000-A (AMBAC Insd)...... 5.000    07/01/11     1,645,305
 2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn - B Rfdg (AMBAC Insd)........ 5.750    07/01/07     2,286,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          FLORIDA (CONTINUED)
$2,000    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn Preservtn 2000-A (FGIC
          Insd)....................................... 5.250%   07/01/12  $  2,229,960
   750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
          Envrnmtl Protn Preservtn 2000-B (FSA
          Insd)....................................... 5.500    07/01/08       860,603
 1,000    Florida St Muni Pwr Agy Rev Stanton Proj
          Rfdg (FSA Insd)............................. 5.500    10/01/14     1,147,600
 1,000    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser A Rfdg (Prerefunded @ 07/01/03) (FGIC
          Insd)....................................... 5.250    07/01/22     1,017,010
 1,475    Florida St Tpk Auth Tpk Rev Dept of Trans
          Ser B....................................... 5.000    07/01/30     1,513,188
 1,635    Fort Myers, FL Util Rev Ser A Rfdg (FGIC
          Insd)....................................... 5.500    10/01/24     1,777,523
 1,245    Gainesville, FL Util Sys Rev Ser A (FSA
          Insd)....................................... 5.250    10/01/18     1,375,949
 1,000    Gulf Breeze, FL Rev Loc Govt (Variable Rate
          Coupon) (FGIC Insd)......................... 5.800    12/01/20     1,122,680
 1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist/Sunbelt Ser A..................... 6.000    11/15/31     1,596,360
   500    Hillsborough Cnty, FL Capacity Assmt Rev Spl
          (FSA Insd).................................. 5.000    03/01/16       540,035
 2,000    Hillsborough Cnty, FL Sch Dist (AMBAC
          Insd)....................................... 5.375    10/01/19     2,183,660
 1,000    Jacksonville, FL Elec Auth Rev Ser 3-B
          (Prerefunded @ 10/01/03).................... 5.500    10/01/11     1,018,460
 1,085    Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)....................................... 5.375    10/01/20     1,186,393
 1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
          Proj (Connie Lee Insd)...................... 6.500    02/01/11     1,014,150
 1,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd).................... 5.250    10/01/19     1,097,130
 2,000    Jacksonville, FL Sales Tax Rev Better
          Jacksonville (MBIA Insd).................... 5.250    10/01/20     2,178,320
 1,000    Jacksonville, FL Sales Tax Rev Impt Loc Govt
          Rfdg (FGIC Insd)............................ 5.375    10/01/18     1,109,070
 2,250    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA
          Insd)....................................... 5.375    10/01/30     2,408,310
 1,000    Lake Cnty, FL Sch Brd Ctf Part (AMBAC
          Insd)....................................... 5.375    07/01/15     1,126,290
 1,000    Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth
          Sys......................................... 5.500    11/15/32     1,017,180
 1,115    Lee Cnty, FL Arpt Rev Rfdg (FSA Insd)....... 5.000    10/01/07     1,246,525
 1,685    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)...... 5.750    10/01/33     1,847,990

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          FLORIDA (CONTINUED)
$  490    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized)............................. 7.450%   09/01/27  $    543,376
   750    Leesburg, FL Hosp Rev Leesburg Regl Med Ctr
          Proj........................................ 5.500    07/01/32       762,083
   400    Marion Cnty, FL Hosp Dist Rev & Impt Hlth
          Sys Munroe Reg Rfdg......................... 5.500    10/01/29       404,468
 1,200    Miami Beach, FL Stormwtr Rev (FGIC Insd).... 5.750    09/01/14     1,385,544
 1,500    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt (FGIC Insd)............................ 5.375    10/01/32     1,547,130
 1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)...................... 5.500    10/01/16     1,116,200
 2,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
          Arpt Ser B (FGIC Insd)...................... 5.750    10/01/29     2,193,720
 1,000    Miami-Dade Cnty, FL Aviation Rev Ser A (FSA
          Insd)....................................... 5.000    10/01/33     1,004,810
 2,000    Miami-Dade Cnty, FL Ed Fac Auth Rev Ser A
          (AMBAC Insd)................................ 5.750    04/01/29     2,244,200
   500    Miami-Dade Cnty, FL Sch Brd Ser A
          (Prerefunded @ 05/01/11) (MBIA Insd)........ 5.000    05/01/19       563,765
 2,000    Miami-Dade Cnty, FL Sch Brd Ser C (FSA
          Insd)....................................... 5.500    10/01/15     2,259,100
 5,000    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)........ 6.750    10/01/25     5,441,850
 2,000    North Broward, FL Hosp Dist Rev Impt........ 6.000    01/15/31     2,097,180
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
          Hlthcare Sys Ser E.......................... 6.000    10/01/26     1,045,600
 1,000    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A (b)............ 8.000    10/01/25     1,116,660
 1,500    Orlando, FL Util Commn Wtr & Elec Rev Ser A
          Rfdg (c).................................... 5.000    10/01/22     1,569,825
 1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
          Ctr Proj (FGIC Insd)........................ 5.125    11/01/30     1,036,960
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A
          (Prerefunded @ 08/01/10) (FGIC Insd)........ 5.875    08/01/21     1,189,110
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser B (AMBAC
          Insd)....................................... 5.000    08/01/25     1,032,460
 1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser E Rfdg
          (AMBAC Insd)................................ 5.250    08/01/11     1,135,410

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          FLORIDA (CONTINUED)
$1,500    Palm Beach Cnty, FL Sch Brd Ser D (FSA
          Insd)....................................... 5.250%   08/01/18  $  1,640,685
 1,890    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd)....................................... 5.375    07/01/16     2,109,051
 1,000    Pembroke Pines, FL Charter Sch Ser A (MBIA
          Insd)....................................... 5.000    07/01/31     1,029,960
 1,500    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)....................................... 6.000    10/01/12     1,698,585
 1,565    Pensacola, FL Arpt Rev Ser A Rfdg (MBIA
          Insd)....................................... 6.125    10/01/18     1,777,824
   500    Port Saint Lucie, FL Loc Opt Gas Tax Rev
          Impt (FGIC Insd)............................ 5.500    03/01/15       555,545
 1,450    Port Saint Lucie, FL Util Rev (MBIA Insd)
          (c)......................................... 5.000    09/01/22     1,525,850
 1,000    Port Saint Lucie, FL Util Rev Impt Ser A
          Rfdg (MBIA Insd)............................ 5.125    09/01/27     1,029,690
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)....................................... 5.000    07/01/21     1,051,360
 1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
          Insd)....................................... 5.000    07/01/23     1,041,360
 1,000    Seminole Cnty, FL Sales Tax Rev (FGIC
          Insd)....................................... 5.000    10/01/31     1,030,650
 1,500    South Miami, FL Hlth Fac Baptist Hlth (AMBAC
          Insd)....................................... 5.250    11/15/33     1,571,610
   750    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
          Hlthcare Proj............................... 6.375    12/01/30       775,883
 2,515    Tampa, FL Gtd Entitlement Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/04     2,685,668
 2,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A....................................... 5.750    07/01/29     2,062,220
 2,190    Tampa, FL Sales Tax Rev Ser A (AMBAC Insd).. 5.375    10/01/16     2,449,909
 1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
          Insd)....................................... 5.200    11/01/25     1,051,350

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY     VALUE
          FLORIDA (CONTINUED)
$1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
          Embry Riddle Aero Ser A..................... 5.750%   10/15/29  $  1,047,140
 1,500    West Orange Hlthcare Dist FL Ser A.......... 5.800    02/01/31     1,542,000
 1,270    West Palm Beach, FL......................... 5.250    03/01/16     1,391,844
                                                                          ------------
                                                                           154,183,000
                                                                          ------------
          PUERTO RICO  4.2%
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser W Rfdg.................................. 5.500    07/01/15     2,252,760
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser X Rfdg (Prerefunded @ 07/01/03)......... 5.500    07/01/19     1,022,420
 1,250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24     1,351,300
                                                                          ------------
                                                                             4,626,480
                                                                          ------------
          U. S. VIRGIN ISLANDS  1.5%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A........................... 6.375    10/01/19     1,673,895
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  144.3%
  (Cost $147,505,942)...................................................   160,483,375
SHORT-TERM INVESTMENTS  1.8%
  (Cost $2,000,000).....................................................     2,000,000
                                                                          ------------

TOTAL INVESTMENTS  146.1%
  (Cost $149,505,942)...................................................   162,483,375
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)...........................    (1,262,475)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (45.0%).............   (50,011,505)
                                                                          ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................  $111,209,395
                                                                          ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2003 (Unaudited)

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Securities purchased on a when-issued or delayed delivery basis.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $149,505,942).......................  $162,483,375
Cash........................................................        55,102
Receivables:
  Interest..................................................     1,924,474
  Investments Sold..........................................       112,154
Other.......................................................           302
                                                              ------------
    Total Assets............................................   164,575,407
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,075,812
  Investment Advisory Fee...................................        78,736
  Administrative Fee........................................         6,561
  Affiliates................................................         5,040
Trustees' Deferred Compensation and Retirement Plans........       153,949
Accrued Expenses............................................        34,409
                                                              ------------
    Total Liabilities.......................................     3,354,507
Preferred Shares (including accrued distributions)..........    50,011,505
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $111,209,395
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($111,209,395 divided by
  6,519,397 shares outstanding).............................  $      17.06
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,519,397 shares issued and
  outstanding)..............................................  $     65,194
Paid in Surplus.............................................    96,541,593
Net Unrealized Appreciation.................................    12,977,433
Accumulated Undistributed Net Investment Income.............       970,812
Accumulated Net Realized Gain...............................       654,363
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $111,209,395
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 50,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $161,209,395
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,918,147
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      474,116
Preferred Share Maintenance.................................       73,580
Administrative Fee..........................................       39,509
Trustees' Fees and Related Expenses.........................       23,771
Legal.......................................................       10,856
Custody.....................................................        4,819
Other.......................................................       72,678
                                                              -----------
    Total Expenses..........................................      699,329
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,218,818
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   676,520
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,712,127
  End of the Period.........................................   12,977,433
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,265,306
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,941,826
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (319,820)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 5,840,824
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                       APRIL 30, 2003    OCTOBER 31, 2002
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  3,218,818       $  6,564,116
Net Realized Gain....................................        676,520          2,442,224
Net Unrealized Appreciation/Depreciation During the
  Period.............................................      2,265,306         (1,268,738)
Distributions to Preferred Shareholders:
  Net Investment Income..............................       (147,830)          (459,126)
  Net Realized Gain..................................       (171,990)          (422,934)
                                                        ------------       ------------
Change in Net Assets Applicable to Common Shares from
  Operations.........................................      5,840,824          6,855,542
Distributions to Common Shareholders:
  Net Investment Income..............................     (2,995,602)        (5,828,281)
  Net Realized Gain..................................     (2,291,568)        (1,577,042)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES.........................        553,654           (549,781)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..............................    110,655,741        111,205,522
                                                        ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $970,812 and
  $895,426, respectively)............................   $111,209,395       $110,655,741
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX MONTHS
                                                 ENDED              YEAR ENDED OCTOBER 31,
                                               APRIL 30,    ------------------------------
                                                  2003      2002 (a)     2001       2000
                                               -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $ 16.97     $ 17.06     $ 16.03    $ 15.63
                                                -------     -------     -------    -------
  Net Investment Income.......................      .49        1.00        1.12       1.17
  Net Realized and Unrealized Gain/Loss.......      .46         .17        1.07        .46
  Common Share Equivalent of Distributions
  Paid to Preferred Shareholders:
    Net Investment Income.....................     (.02)       (.07)       (.24)      (.31)
    Net Realized Gain.........................     (.03)       (.06)       (.03)       -0-
                                                -------     -------     -------    -------
Total from Investment Operations..............      .90        1.04        1.92       1.32
Distributions Paid to Common Shareholders:
    Net Investment Income.....................     (.46)       (.89)       (.82)      (.92)
    Net Realized Gain.........................     (.35)       (.24)       (.07)       -0-
                                                -------     -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD............  $ 17.06     $ 16.97     $ 17.06    $ 16.03
                                                =======     =======     =======    =======
Common Share Market Price at End of the
  Period......................................  $ 15.40     $ 14.65     $ 14.65    $13.375
Total Return (b)..............................   10.87%*      7.80%      16.57%      3.99%
Net Assets Applicable to Common Shares at End
  of the Period (In millions).................  $ 111.2     $ 110.7     $ 111.2    $ 104.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c).............    1.29%       1.37%       1.58%      1.65%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)......    5.94%       6.05%       6.72%      7.47%
Portfolio Turnover............................      13%*        24%         34%        38%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)..............     .89%        .94%       1.08%      1.10%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......    5.66%       5.63%       5.30%      5.50%
SENIOR SECURITIES:
Total Preferred Shares Outstanding............    2,000       2,000       2,000      2,000
Asset Coverage Per Preferred Share (e)........  $80,610     $80,351     $80,603    $77,250
Involuntary Liquidating Preference Per
  Preferred Share.............................  $25,000     $25,000     $25,000    $25,000
Average Market Value Per Preferred Share......  $25,000     $25,000     $25,000    $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .01%. Per share, ratios, and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

              TWO MONTHS
                 ENDED                           YEAR ENDED AUGUST 31,
-----------   OCTOBER 31,   ---------------------------------------------------------------
     1999        1998         1998       1997       1996       1995       1994       1993
-------------------------------------------------------------------------------------------
    $ 17.21    $  17.19     $  16.83   $  16.44   $  16.62   $  16.28   $  17.39   $  16.01
    -------    --------     --------   --------   --------   --------   --------   --------
       1.21         .20         1.23       1.25       1.23       1.26       1.28       1.35
      (1.59)        .02          .36        .44       (.08)       .50      (1.10)      1.31


       (.25)       (.04)        (.27)      (.27)      (.28)      (.29)      (.20)      (.19)
        -0-         -0-          -0-        -0-        -0-       (.01)      (.01)      (.01)
    -------    --------     --------   --------   --------   --------   --------   --------
       (.63)        .18         1.32       1.42        .87       1.46       (.03)      2.46

       (.95)       (.16)        (.96)     (1.03)     (1.05)     (1.05)     (1.05)     (1.01)
        -0-         -0-          -0-        -0-        -0-       (.07)      (.03)      (.07)
    -------    --------     --------   --------   --------   --------   --------   --------
    $ 15.63    $  17.21     $  17.19   $  16.83   $  16.44   $  16.62   $  16.28   $  17.39
    =======    ========     ========   ========   ========   ========   ========   ========

    $ 13.75    $  17.75     $16.9375   $ 17.375   $  16.75   $ 15.625   $ 15.625   $ 17.125
    -17.90%       5.76%*       3.13%     10.33%     14.18%      7.58%     -2.62%     17.05%

    $ 101.9    $  112.0     $  111.8   $  109.3   $  106.3   $  107.2   $  105.0   $  111.9

      1.64%       1.65%        1.62%      1.64%      1.67%      1.72%      1.66%      1.63%

      7.34%       7.05%        7.24%      7.49%      7.36%      7.89%      7.52%      8.16%
        40%          3%*         20%         9%         8%        17%        19%        13%


      1.12%       1.14%        1.12%      1.12%      1.14%      1.16%      1.14%      1.11%

      5.83%       5.51%        5.63%      5.87%      5.70%      6.06%      6.33%      7.04%

      2,000       1,000        1,000      1,000      1,000      1,000      1,000      1,000
    $75,953    $162,038     $161,831   $159,317   $156,310   $157,224   $155,040   $161,875

    $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2003, the Trust had $3,075,811 of when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $149,356,660
                                                                ============
Gross tax unrealized appreciation...........................    $ 13,140,207
Gross tax unrealized depreciation...........................         (13,492)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 13,126,715
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $  254,720
  Long-term capital gain....................................     1,763,575
                                                                ----------
                                                                $2,018,295
                                                                ==========

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $  249,881
Undistributed long-term capital gain........................     2,239,164

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2003, the Trust recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2003, the Trust recognized expenses of approximately $15,500 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,734,934 and $20,746,453, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2003 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2003 was 1.200%. During the six months ended April 30, 2003, the rates ranged from 0.950% to 2.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended April 30, 2003, the Trust did not enter into any of these transactions.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certi-ficate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VFM SAR 6/03                                                   Member NASD/SIPC.
                                                                11194F03-AS-6/03

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Florida Quality Municipal Trust
             -------------------------------------------------------------------

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    ----------------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 23, 2003

By: /s/ John L. Sullivan
    ----------------------------------------------------------------------------
Name: John Sullivan
Title: Principal Financial Officer
Date: June 23, 2003